                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2002



                                BSB BANCORP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   0-17177                    16-1327860
- -----------------------------       -------------            -------------------
 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)



                58-68 Exchange Street, Binghamton, New York 13901
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 779-2525
                                                           --------------


                                 Not Applicable
           ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On January 24, 2002, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release describing its results of operations for the fourth quarter of 2001. That press release is filed as Exhibit 99.1 to this report. On January 25, 2002, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its fourth quarter results. The text of management's presentation for that call is filed as Exhibit 99.2 to this report.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit

         No.      Description
         ---      -----------

         99.1     Press release, dated January 24, 2002.

         99.2 Text of management's presentation during analyst conference call held January 25, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BSB BANCORP, INC.
                                    -----------------
                                    (Registrant)



                                            /s/ Larry G. Denniston
                                    -----------------------------------
                                    Larry G. Denniston
                                   Senior Vice President and Corporate Secretary





Date: January 25, 2002

                                  EXHIBIT INDEX



Exhibit

No.    Description
- ---    -----------

99.1   Press release, dated January 24, 2002.

99.2 Text of management's presentation during analyst conference call held January 25, 2002